Exhibit 99.1

NYSE Investor Presentation July 8, 2009

Forward-looking Statements This presentation contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: governmental intervention in the U.S. financial system; changes in consumer spending, borrowing and savings habits; deterioration in the asset value of Park's loan portfolio may be worse than expected; Park's ability to execute its business plan successfully and within the expected timeframe; Park's ability to successfully integrate acquisitions into Park's operations; general economic and financial market conditions, specifically the real estate market, either national or in the states in which Park and its subsidiaries do business, are less favorable than expected; Park's ability to convert its Ohio-based divisions to one operating system; deterioration in credit conditions in the markets in which Park's subsidiary banks operate; changes in the interest rate environment reduce net interest margins; competitive pressures among financial institutions increase significantly; changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; the effect of critical accounting policies and judgments; demand for loans in the respective market areas served by Park and its subsidiaries, and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and in "Item 1A. Risk Factors" of Part II of the Quarterly Report on Form 10-Q for the period ended March 31, 2009. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. Annualized, pro forma, projected and estimated amounts are presented for illustrative purposes and may not reflect actual results.

Table of Contents Park National Overview Appendix: Profiles of PRK Affiliate Banks

I. Park National Overview

Park National Corporation (Park) is a $7.1 billion bank holding company headquartered in Newark, Ohio. Park has two bank subsidiaries and 154 full-service offices: The Park National Bank (12 bank affiliates in Ohio) Vision Bank, which has bank divisions in Florida and Alabama. Established in 1908, The Park National Bank ("PNB") is the leading community bank in Ohio. Our unique banking style combines local, personalized service and attention with the resources, security and expertise of a major bank Dominant market share in the majority of the towns where we do business Management team has on average 20 years of industry experience PNB operates 12 community bank affiliates and divisions, a data processing and IT division, 2 specialty finance companies and a title company Operating in 29 Ohio counties & 1 Kentucky county Vision Bank (acquired by Park in March 2007) operates two community banks headquartered in Gulf Shores, Alabama and Panama City, Florida. 15 commercial banking offices stretching along the Gulf Coast from Mobile Bay, Alabama to east of Panama City, Florida Company Profile

Maximize long-term return to our shareholders by: Acting at all times with integrity and concern for the well-being of our customers, our community and our associates; Providing financial products and services of such high value that our customers view us as unique; Operating our banks so as to assure financial strength and soundness, in order to protect our depositors and shareholders. Our primary focus is to provide customers with competitive products, sound financial advice and extraordinary service: Deep commitment to the communities we serve Dedicated to serving our customers personally, rapidly, honestly and thoroughly Long-term financial success through best of quality and service to our customers Treat one another well within the bank; invest in improvement; and operate the bank soundly so as to safeguard the interests of our depositors and investors Our Mission

1908 1908 The Park National Bank is established Park National Corporation - Timeline 1985 1985 Acquisition of Fairfield National Bank 1987 1987 Park National Corporation holding company is established Acquisition of Richland Trust Company 1990 1990 Acquisition of Century National Bank 1994 1994 Acquisition of Scope Aircraft Finance 2007 1997 1999 2000 2001 2005 2006 1997 Acquisition of First- Knox National Bank Acquisition of Farmers Savings Bank 1999 Guardian Finance Company established 2000 Acquisition of United Bank Acquisition of Second National Bank 2001 Park Title Agency established Park Leasing Company established Acquisition of Security National Bank Acquisition of Citizens National Bank Acquisition of Unity National Bank 2005 Acquisition of First Federal Bancorp, Inc. (merged with Century National Bank Acquisition of First Clermont Bank (became Park National Bank Southwest Ohio and Northern Kentucky) 2006 Acquisition of Anderson Bank (merged with Park National Bank Southwest Ohio and Northern Kentucky) 2007 Acquisition of Vision Bank

Park National Corporation

Park Executive Management Team C. Daniel DeLawder - Chairman and Chief Executive Officer - Age: 59 - Chairman, Chief Executive Officer and Board Member of The Park National Bank and the Park National Corporation headquartered in Newark, Ohio. He served previously as President of the bank and the corporation. He served as President of the Fairfield National Bank, a division within the Corporation, from 1985 through 1991. He also currently serves on the Board of Consolidated Computer Center, MedBen, Truck One, Inc. and Fleet Service, Inc. Mr. DeLawder is a graduate of Heath High School and received his B.S.Ed., cum laude from Ohio University in Athens. He is a graduate of numerous bank industry educational programs. Mr. DeLawder is a member of the Board of Directors of the Federal Reserve Bank of Cleveland. He served as a member of the American Bankers Association (ABA) BankPac Committee as well as a member of the Government Relations Council of the ABA. He is past Chairman of the Ohio Bankers Association and a past Director-at-Large of the Community Bankers Association of Ohio. David L. Trautman - President - Age: 48 - President and Board Member of The Park National Bank and Park National Corporation (PRK) headquartered in Newark, Ohio. He also serves as Secretary of PRK and sits on the board of Consolidated Computer Center. He served as President of Park's affiliate bank, First-Knox National Bank, Mount Vernon, from May 1997 through January 2002, and as their Chairman from 2001 to 2006. In addition, he served on the board of the United Bank of Bucyrus from 2000 to 2006. Mr. Trautman is a graduate of Upper Arlington High School and received his BA from Duke University. He holds an MBA, with honors, from The Ohio State University. He is a graduate of The Stonier Graduate School of Banking at The University of Delaware and the Ohio Bankers Association Leadership Institute. Mr. Trautman is past Chairman of the Ohio Bankers League, Kenyon College Board member, member of Newark Rotary Club, past campaign chair for United Way of Licking County, and serves as a Trustee of the Licking County Foundation. John W. Kozak - Chief Financial Officer - Age: 53 - Chief Financial Officer of Park since April 1998 (became an executive officer of Park on July 22, 2002); Senior Vice President since January 1999, Chief Financial Officer since April 1998, a Member of the Board of Directors since December 2006, and Vice President from 1991 to 1998, of Park National Bank; Chief Financial Officer from 1980 to 1991, and a Member of the Board of Directors from 1988 to May 2006 of Century National Bank. Mr. Kozak received his B.S. Degree in Accounting from The Ohio State University in 1977. Graduated summa cum laude and received the Pacesetter Award from the College of Business.

Experienced and Committed Senior Leadership Proven local market experience Senior leadership team consists of 15 executives Average years of banking experience is approximately 25 years Average tenure with Park National is approximately 23 years

Park National Corporation - Balance Sheet (in millions) March 31, 2009 Dec. 31, 2008 Dec. 31, 2007 Total Investment Securities $ 2,035.6 $ 2,059.1 $ 1,703.1 Total Loans 4,561.5 4,491.3 4,224.1 Total Assets 7,059.2 7,070.7 6,501.1 Total Deposits 4,920.2 4,761.8 4,439.2 Total Liabilities 6,403.0 6,428.1 5,921.1 Total Stockholders Equity 656.2 642.7 580.0

Park National Corporation - Income Statement (in thousands) March 31, 2009 Dec. 31, 2008 Dec. 31, 2007 Dec. 31, 2006 Net interest income 68,233 255,873 234,677 213,244 Provision for loan losses 12,287 70,487 29,476 3,927 Net Interest Income after Provision 55,946 185,386 205,201 209,317 Non Interest Income 19,210 84,834 71,640 64,762 Non Interest Expense 45,862 179,515 170,129 141,002 Goodwill Impairment Charge - 54,986 54,035 - Net income 21,390 13,708 22,707 94,091

Park National Corporation, excluding Vision Bank - Income Statement (in thousands) March 31, 2009 Dec. 31, 2008 Dec. 31, 2007 Dec. 31, 2006 Net interest income $ 60,918 $ 228,808 $ 210,921 $ 213,244 Provision for loan losses 3,787 23,524 10,051 3,927 Net Interest Income after Provision 57,131 205,284 200,870 209,317 Non Interest Income 18,141 81,820 68,175 64,762 Non Interest Expense 39,504 152,366 151,584 141,002 Net income 25,359 94,895 83,388 94,091

Vision Bank - Income Statement (in thousands) March 31, 2009 Dec. 31, 2008 Dec. 31, 2007 Dec. 31, 2006 Net interest income $ 7,315 $ 27,065 $ 23,754 N/A Provision for loan losses 8,500 46,963 19,425 N/A Net Interest Income after Provision (1,185) (19,898) 4,329 N/A Non Interest Income 1,069 3,014 3,464 N/A Non Interest Expense 6,358 27,149 18,545 N/A Goodwill Impairment Charge - 54,986 54,035 N/A Net (loss) (3,969) (81,187) (60,681) N/A

Park National Corporation - Investment information March 31, 2009 - Securities Available-for-Sale (in thousands) Amortized Cost Gross Unrealized Holding Gains Gross Unrealized Holding Losses Estimated Fair Value Obligations of U.S. Treasury and Other U.S. Government Sponsored Entities $ 126,577 $ 986 $ - $ 127,563 Obligation of States and Political Subdivisions 25,691 608 35 26,264 U.S. Government Sponsored Entities' Asset-Backed Securities and other Asset-Backed Securities 1,289,521 56,876 5 1,346,392 Equity Securities 1,336 466 117 1,685 Total $1,443,125 $ 58,936 $ 157 $1,501,904 March 31, 2009 - Securities Held to Maturity (in thousands) Amortized Cost Gross Unrealized Holding Gains Gross Unrealized Holding Losses Estimated Fair Value Obligation of States and Political Subdivisions $ 10,097 $ 72 $ - $ 10,169 U.S. Government Sponsored Entities' Asset-Backed Securities and other Asset-Backed Securities 454,702 12,706 170 467,238 Total $ 464,799 $ 12,778 $ 170 $ 477,407

(in thousands) March 31, 2009 Dec. 31, 2008 Dec. 31, 2007 Commercial, financial and agricultural $ 715,566 $ 714,296 $ 613,282 Real estate construction 520,931 533,788 536,389 Residential real estate 1,576,757 1,560,198 1,481,174 Commercial real estate 1,091,252 1,035,725 993,101 Consumer, net 653,264 643,507 593,388 Leases, net 3,738 3,823 6,800 Total loans $ 4,561,508 $4,491,337 $ 4,224,134 Park National Corporation - Loan information

Park National Corporation - Non-performing assets (in thousands) March 31, 2009 Dec. 31, 2008 Dec. 31, 2007 Non-accrual loans 158,718 159,512 101,128 Renegotiated loans 148 2,845 2,804 Loans past due 90 days or more 7,807 5,421 4,545 Total nonperforming loans 166,673 167,778 108,477 Other real estate owned 34,173 25,848 13,443 Total nonperforming assets 200,846 193,626 121,920 Percentage of nonperforming loans to loans 3.65% 3.74% 2.57% Percentage of nonperforming assets to loans 4.40% 4.31% 2.89% Percentage of nonperforming assets to total assets 2.85% 2.74% 1.88%

Park National Corporation - ALLL Summary (in thousands) March 31, 2009 Dec. 31, 2008 Dec. 31, 2007 Average loans $ 4,549,313 $ 4,354,520 $ 4,011,307 ALLL - beginning balance 100,088 87,102 70,500 Charge-offs 13,228 62,916 27,776 Recoveries 2,132 5,415 5,568 Provision for loan losses 12,287 70,487 29,476 ALLL of acquired bank - - 9,334 ALLL - ending balance $ 101,279 $ 100,088 $ 87,102 Ratio of net charge-offs to average loans 0.99% 1.32% 0.55% Ratio of ALLL to end of year loans 2.22% 2.23% 2.06%

Park National Corporation - Deposits (in thousands) March 31, 2009 Dec. 31, 2008 Dec. 31, 2007 Demand $ 746,593 $ 782,625 $ 695,466 Transaction accounts 1,349,937 1,204,530 1,338,491 Savings 737,662 694,721 531,049 Time deposits 2,082,708 2,078,372 1,872,440 Other 3,313 1,502 1,793 Total Deposits $ 4,920,213 $ 4,761,750 $ 4,439,239 Park held brokered deposits of $120.4 million and $235.8 million at March 31, 2009 and December 31, 2008, respectively, which are included above within time deposits. At December 31, 2007, Park did not hold any brokered deposits.

Deposit Growth 2005 2006 2007 2008 March 31, 2009 (annualized) Percentage Growth 1.84% 1.80% 16.04% 7.27% 13.50%

Loan Growth 2005 2006 2007 2008 March 31, 2009 (annualized) Percentage growth 6.65% 4.58% 21.36% 6.33% 6.34%

Asset Growth 2005 2006 2007 2008 March 31, 2009 (annualized) Percentage growth 0.43% 0.64% 18.83% 8.76% -0.66%

Dividend Growth The Park Board of Directors declared a $0.94 per share regular quarterly cash dividend in respect of Park's common shares for the first and second quarter of 2009. The second quarter dividend is payable on June 10, 2009 to common shareholders of record as of the close of business on May 27, 2009.

Peer Group Comparison Park's peer group consists of bank holding company's with consolidated assets between $3 billion and $10 billion. Peer information contained herein is obtained from the Bank Holding Company Performance Report as of March 31, 2009, as provided by the Board of Governors of the Federal Reserve System. Park National Corporation PRK Peer Group Median March 31, 2009 March 31, 2009 Overall Profitability: Return on Assets 1.23% 0.07% Return on Equity 13.39% -0.56% Net Interest Margin: Yield on loans 6.18% 5.57% Yield on investments 4.99% 4.78% Yield on earning assets 5.81% 5.19% Cost of deposits 1.23% 2.04% Cost of interest earning liabilities 1.84% 2.21% Net interest spread 3.97% 2.98% Net interest margin 4.26% 3.38%

Peer Group Comparison Park National Corporation PRK Peer Group Median March 31, 2009 March 31, 2009 Fee income as a % of average assets 1.09% 1.04% Operating expense as a % of average assets 2.60% 2.82% ALLL as a % of total loans 2.22% 1.85% ALLL as a % of non-accrual assets 63.81% 93.04% Tier I leverage ratio 8.13% 8.63% Tier I risk based capital ratio 11.88% 11.48% Total risk based capital ratio 13.67% 13.22%

Peer Group Comparison Park ROA Peer median ROA Difference % Difference Q1 2009 1.23% 0.07% 1.16% 1,657.14% 2008 1.02% * -0.04% 1.06% N.M. 2007 1.24% * 0.87% 0.37% 42.53% 2006 1.75% 1.11% 0.64% 57.66% 2005 1.71% 1.14% 0.57% 50.00% 2004 1.81% 1.15% 0.66% 57.39% 2003 1.81% 1.15% 0.66% 57.39% 2002 1.93% 1.21% 0.72% 59.50% 2001 1.84% 1.15% 0.69% 60.00% 2000 1.65% 1.15% 0.50% 43.48% * Adjusted for goodwill impairment charge of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's ROA for 2008 and 2007 were 0.20% and 0.37%, respectively.

Park Earnings History * Adjusted for goodwill impairment charge of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's diluted EPS for 2008 and 2007 was $0.97 and $1.60, respectively. ** Annualized first quarter 2009 earnings have been utilized in this calculation. Diluted EPS Dividends Per Share Dividend Payout Ratio Dividend Payout Ratio Stock Price Common Book Value Per Share Common Tangible Book Value Per Share Price to Book % Price to Tangible Book % Price to Tangible Book % Price to Earnings Q1 2009 $ 1.43 $ 0.94 65.83% $ 55.75 $ 55.75 $ 40.10 $ 34.05 139% 139% 164% 9.61 ** 2008 4.91 * 3.77 76.74% 71.75 71.75 39.15 33.02 156% 156% 180% 14.61 2007 5.40 * 3.73 68.75% 64.50 64.50 41.54 31.18 155% 155% 207% 11.94 2006 6.74 3.69 54.65% 99.00 99.00 40.98 35.37 242% 242% 280% 14.69 2005 6.64 3.62 54.19% 102.64 102.64 39.63 34.72 259% 259% 296% 15.46 2004 6.32 3.41 53.54% 135.50 135.50 39.28 36.43 345% 345% 372% 21.44 2003 5.97 3.21 53.42% 113.15 113.15 37.57 36.67 301% 301% 309% 18.95 2002 5.86 2.96 50.42% 98.80 98.80 35.17 34.06 281% 281% 290% 16.86 2001 5.31 2.75 51.64% 92.75 92.75 32.00 30.54 290% 290% 304% 17.47 2000 4.58 2.53 52.73% 89.69 89.69 29.85 28.46 301% 301% 315% 19.58

Capital Ratios Capital Ratios @ March 31, 2009 Capital Ratios @ March 31, 2009 Capital Ratios @ March 31, 2009 ($ in thousands) Leverage Ratio Tier I Risk Based Capital Risk Based Capital Park National Corporation 8.13% 11.88% 13.67% Park National Bank 5.91% 8.99% 11.05% Vision Bank 9.27% 11.55% 12.84% Minimum capital ratio 4.00% 4.00% 8.00% Well capitalized requirement 5.00% 6.00% 10.00% TARP capital $ 100,000 $ 100,000 $ 100,000

Tangible Common Equity TCE Ratio Shares outstanding Q1 2009 6.69% 13,971,713 2008 6.61% 13,971,727 2007 6.85% 13,964,576 2006 9.13% 13,921,529 2005 9.12% 14,092,626 2004 9.71% 14,320,227 2003 10.56% 14,455,027 2002 11.13% 14,481,564 2001 9.83% 14,637,841 2000 10.09% 14,830,953

At-The-Market (ATM) Offering Park National Corporation initiated an ATM common stock offering on May 28, 2009 through Sandler O'Neill & Partners. ATM program is designed to offer and sell common shares with aggregate sales proceeds of up to $70,000,000 from time to time, provided, that in no event shall the aggregate number of common shares offered and sold under the offerings exceed 1,050,000. We intend to use the net proceeds from the ATM offering for general corporate purposes, which may include but are not limited to working capital, acquisition opportunities, capital expenditures, investments in or loans to our subsidiaries, payment and refinancing of debt, including outstanding short-term indebtedness, if any, and satisfaction of other obligations. We are also considering the possibility at some future date of seeking permission to use a portion of the net proceeds from the ATM offering to (1) repay a portion of the TARP funding received in connection with the Series A Preferred Shares and (2) repurchase the Warrant issued and sold to the U.S. Treasury, if and when applicable circumstances indicate that such repayment and repurchase are permitted and appropriate.

Appendix: Profiles of PRK Affiliate Banks

Ohio Bank Affiliates Bank Affiliates 2008 Average Assets (in millions) Park National Bank $ 1,839.0 Century National Bank 711.2 Security National Bank 670.0 First-Knox National Bank 658.2 Richland Bank 527.0 Second National Bank 423.1 PNB Southwest 416.4 Fairfield National Bank 337.4 United Bank 214.1 Unity National Bank 190.8 Citizens National Bank 150.6 Farmers Bank 119.0 Total $ 6,256.8 The Park National Bank ("Park National Bank"), a national banking association with its main office in Newark, Ohio and financial service offices in Ashland, Athens, Butler, Champaign, Clark, Clermont, Coshocton, Crawford, Darke, Fairfield, Fayette, Franklin, Greene, Hamilton, Hocking, Holmes, Knox, Licking, Madison, Marion, Mercer, Miami, Montgomery, Morrow, Muskingum, Perry, Richland, Tuscarawas and Warren Counties in Ohio and Boone County in Kentucky.

President: David L. Trautman Age: 48 Years with Park National Bank: 26 Park National Bank first opened for business in 1908 Largest of Park's banking operations Total assets at March 31, 2009: $6,216.2 million (including all divisions of The Park National Bank) President: Thomas M. Lyall Age: 63 Mr. Lyall joined Century National Bank after college in 1971. Worked on operational side of bank and joined the Board of Directors in 1980. Mr. Lyall was named President/COO in 1985 and CEO in 1998. Years with Century National Bank: 38 Century National Bank first opened for business in 1886 President: William C. Fralick Age: 54 Mr. Fralick started at the bank as a management trainee in 1976 after graduating from OSU. He worked in the branches and installment lending for 2 years before transferring into business lending. He eventually became senior lender, and then president in 1997. Years with Security National Bank: 33 Security National Bank first opened for business in 1903 President: Gordon E. Yance Age: 61 Mr. Yance received his Bachelors and Masters Degrees from Ohio University and was employed as a Certified Public Accountant by Coopers & Lybrand for seven years before joining First-Knox. Years with First-Knox National Bank: 31 First-Knox National Bank first opened for business in 1847

President: David J. Gooch Age: 40 Mr. Gooch graduated from Miami University in 1991 with a Bachelor of Science in Business Administration with a major in finance and he graduated in 2004 from the Wisconsin Graduate School of Banking. Years with Richland Bank: 5 (12 total years with Park) Richland Bank first opened for business in 1898 President: Stephen G. Wells Age: 48 Mr. Wells started his career at Park National Bank in 1984 and is a graduate of Mt. Union College and the Graduate School of Banking in Madison, WI. Years with Fairfield National Bank: 12 (25 years with Park) Fairfield National Bank first opened for business in 1873 President: K. Douglas Compton Age: 47 Mr. Compton started in banking in 1985 at Indiana National Bank in Indianapolis. He spent 16 years with Fifth Third Bank in Ohio, Indiana and Kentucky. His career with Park started in Dayton in November, 2004. Years with Park National Bank Southwest: 5 Park National Bank Southwest first opened for business in 2005, after the acquisition of First Clermont Bank President: John Swallow Age: 52 Mr. Swallow has over 34 years of banking experience. He attended Edison Community College and Wright State University Graduated from the Graduate School of Banking at the University of Wisconsin-Madison, the National Commercial & Installment Lending Schools at the University of Oklahoma and the Kellogg Graduate School of Management at Northwestern University. Years with Second National Bank: 24 Second National Bank first opened for business in 1883

President: Donald R. Stone Age: 51 He has been President of United Bank since January 2001. He received his undergraduate degree from Ohio State with a Bachelors of Science in Business and a MBA from University of Toledo in (84) and is a graduate of the Graduate School of Banking (91), Central States Conference of Bankers Associations and the University of Wisconsin - Madison Years with United Bank: 13 President: John A. Brown Age: 40 Mr. Brown joined Park National Bank in 1991 and currently serves as President of Unity. Brown graduated cum laude from the University of Toledo with a bachelor's degree in business administration. Brown is also a graduate of the American Bankers Association's National Consumer Credit School and the Graduate School of Banking at Wisconsin. Years with Unity National Bank: 18 (6 with Unity and 12 with Park) Unity National Bank first opened for business in 1884 President: Jeffrey A. Darding Age: 52 Mr. Darding is a graduate of Ohio State University with a BS in Agriculture. Years with Citizens National Bank: 25 (4 years with Citizens and 21 with Security) The Citizens National Bank first opened for business in 1865 President: James S. Lingenfelter Age: 51 Mr. Lingenfelter is a graduate of Capital University, Columbus Ohio B.A Business / Economics, Commercial Lending School at the University of Oklahoma and Graduate School of Banking, Madison, WI Years with Farmers Bank: 21 years Farmers Bank first opened for business in 1930

President: Bob Kent Age: 51 He has spent 6 years at PRK focusing on Aircraft Lending, Finance Company Lending, Corporate Loan Committee, Vision Bank Alabama Credit Liaison. Years with Park/Scope: 6 Scope Aircraft Finance first opened for business in 1975 President: Earl W. Osborne Age: 55 Mr. Osborne was hired in 1999 to start a new consumer finance company for the bank. Prior to joining Park, Mr. Osborne was President/CEO of The Modern Finance Company, a family-owned company. Years with Guardian Finance Company: 10 Guardian Finance first opened for business in 1999

Florida Bank Affiliates Vision Bank ("Vision Bank"), a Florida state-chartered bank with its main office in Panama City, Florida and financial service offices in Baldwin County, Alabama and in Bay, Gulf, Leon, Okaloosa, Santa Rosa and Walton Counties in the panhandle of Florida. Bank Affiliates 2008 Average Assets (in millions) Vision Bank 904.4

President: Joey W. Ginn Age: 50 Mr. Ginn received a B.S. in Finance and M.B.A, with concentration in Accounting, both from the University of South Alabama. He is also a graduate of the Graduate School of Banking of the South at LSU Mr. Ginn has 25 years of banking experience Years with Vision Bank: 8.5 Vision Bank first opened for business in 2000